                                                                    EXHIBIT 99.1


                       Bay View Securitization Corporation
                          Bay View 2002 LJ-1 Auto Trust
                       For Payment Date: January 27, 2002
                      For Collection Period: December 2002
                    For Determination Date: January 15, 2002

A.   PRINCIPAL BALANCE RECONCILIATION                       A-1                A-2                   A-3              A-4

                                                       -----------------------------------------------------------------------
(A)  Original Principal Balance                        65,800,000.00      129,000,000.00      171,000,000.00    87,410,907.00
                                                       -----------------------------------------------------------------------
(B)  Beginning Period Principal Balance                17,152,074.18      129,000,000.00      171,000,000.00    87,410,907.00
                                                       -----------------------------------------------------------------------
(C)  Collections (Regular Payments)                     6,546,782.25                0.00                0.00             0.00
                                                       -----------------------------------------------------------------------
(D)  Withdrawal from Payahead (Principal)                       0.00                0.00                0.00             0.00
                                                       -----------------------------------------------------------------------
(E)  Collections (Principal Payoffs)                    8,916,300.93                0.00                0.00             0.00
                                                       -----------------------------------------------------------------------
(F)  Gross Charge Offs (Prior Mo. End Bal)                 67,971.86                0.00                0.00             0.00
                                                       -----------------------------------------------------------------------
(G)  Defaulted Receivables (Prior Mo. End Bal)            603,116.71                0.00                0.00             0.00
                                                       -----------------------------------------------------------------------
(H)  Principal Reductions (Other)(Partial chg-off)              0.00                0.00                0.00             0.00
                                                       -----------------------------------------------------------------------
(I)  Repurchases                                                0.00                0.00                0.00             0.00
                                                       -----------------------------------------------------------------------
(J)  Ending Balance                                     1,017,902.43      129,000,000.00      171,000,000.00    87,410,907.00
                                                       -----------------------------------------------------------------------
(K)  Certificate Factor                                     1.546964%         100.000000%         100.000000%      100.000000%
                                                       -----------------------------------------------------------------------

A.   PRINCIPAL BALANCE RECONCILIATION                         # LOANS                TOTAL
                                                       ----------------------------------------
(A)  Original Principal Balance                                20,885          453,210,907.00
                                                       ----------------------------------------
(B)  Beginning Period Principal Balance                        19,417          404,562,981.18
                                                       ----------------------------------------
(C)  Collections (Regular Payments)                               N/A            6,546,782.25
                                                       ----------------------------------------
(D)  Withdrawal from Payahead (Principal)                         N/A                    0.00
                                                       ----------------------------------------
(E)  Collections (Principal Payoffs)                              465            8,916,300.93
                                                       ----------------------------------------
(F)  Gross Charge Offs (Prior Mo. End Bal)                          5               67,971.86
                                                       ----------------------------------------
(G)  Defaulted Receivables (Prior Mo. End Bal)                     29              603,116.71
                                                       ----------------------------------------
(H)  Principal Reductions (Other)(Partial chg-off)                N/A                    0.00
                                                       ----------------------------------------
(I)  Repurchases                                                    0                    0.00
                                                       ----------------------------------------
(J)  Ending Balance                                            18,918          388,428,809.43
                                                       ----------------------------------------
(K)  Certificate Factor                                     90.581757%              85.705971%
                                                       ----------------------------------------

Notional Principal Balance: Class I                    297,874,717.00
                                                       --------------
(L)  Beginning                                          13,574,679.00
                                                       --------------
(M)  Reduction                                         284,300,038.00
                                                       --------------
(N)  Ending

Notional Principal Balance: Companion Component        106,654,246.06
                                                       --------------
(O)  Beginning                                           2,559,492.75
                                                       --------------
(P)  Reduction                                         104,094,753.31
                                                       --------------

B.   CASH FLOW RECONCILIATION                                                                                      TOTALS
(A)  CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS                                                              19,196,688.12
                                                                                                                --------------
(B)  INTEREST WIRED - COLLECTION ACCOUNT & PAYAHEAD ACCOUNT                                                         24,524.58
                                                                                                                --------------
(C)  WITHDRAWAL FROM PAYAHEAD ACCOUNT                                                                                    0.00
                                                                                                                --------------
     1) allocable to principal                                                                                           0.00
                                                                                                                --------------
     2) allocable to interest                                                                                            0.00
                                                                                                                --------------
(D)  ADVANCES                                                                                                        2,205.55
                                                                                                                --------------
(E)  REPURCHASES                                                                                                         0.00
                                                                                                                --------------
(F)  GROSS CHARGE OFF RECOVERIES                                                                                   271,078.77
                                                                                                                --------------
(G)  SPREAD ACCOUNT WITHDRAWAL                                                                                           0.00
                                                                                                                --------------
(H)  Policy Draw for "I" Interest                                                                                        0.00
                                                                                                                --------------
(I)  Policy Draw for "A-1" Interest or Ultimate Principal                                                                0.00
                                                                                                                --------------
(J)  Policy Draw for "A-2" Interest or Ultimate Principal                                                                0.00
                                                                                                                --------------
(K)  Policy Draw for "A-3" Interest or Ultimate Principal                                                                0.00
                                                                                                                --------------
(L)  Policy Draw for "A-4" Interest or Ultimate Principal                                                                0.00
                                                                                                                --------------
     TOTAL COLLECTIONS                                                                                          19,494,497.02
                                                                                                                --------------

C.   TRUSTEE DISTRIBUTION                                                                                         TOTAL
(A)  TOTAL CASH FLOW                                                                                            19,494,497.02
                                                                                                                --------------
(B)  DEPOSIT TO PAYAHEAD                                                                                            37,116.33
                                                                                                                --------------
(C)  Indenture Trustee Fee                                                                                               0.00
                                                                                                                --------------
(D)  UNRECOVERED INTEREST ADVANCES                                                                                       0.00
                                                                                                                --------------
(E)  SERVICING FEE (DUE AND UNPAID)                                                                                337,135.82
                                                                                                                --------------
(F)  Standby Servicing Fee (not to exceed $50,000)                                                                   6,742.72
                                                                                                                --------------
(G)  Owner Trustee Fee (not to exceed $25,000)                                                                           0.00
                                                                                                                --------------
(H)  INTEREST TO "A-1" CERTIFICATE HOLDERS, INCLUDING OVERDUE                                                       28,131.08
                                                                                                                --------------
(I)  INTEREST TO "A-2" CERTIFICATE HOLDERS, INCLUDING OVERDUE                                                      259,075.00
                                                                                                                --------------
(J)  INTEREST TO "A-3" CERTIFICATE HOLDERS, INCLUDING OVERDUE                                                      416,100.00
                                                                                                                --------------
(K)  INTEREST TO "A-4" CERTIFICATE HOLDERS, INCLUDING OVERDUE                                                      262,232.72
                                                                                                                --------------
(L)  Interest to "I" Certificate Holders, including Overdue                                                        620,572.33
                                                                                                                --------------
(M)  PRINCIPAL TO "A-1" CERTIFICATE HOLDERS, INCLUDING OVERDUE                                                  16,134,171.75
                                                                                                                --------------
(N)  PRINCIPAL TO "A-2" CERTIFICATE HOLDERS, INCLUDING OVERDUE                                                           0.00
                                                                                                                --------------
(O)  PRINCIPAL TO "A-3" CERTIFICATE HOLDERS, INCLUDING OVERDUE                                                           0.00
                                                                                                                --------------
(P)  PRINCIPAL TO "A-4" CERTIFICATE HOLDERS, INCLUDING OVERDUE                                                           0.00
                                                                                                                --------------
(Q)  Policy Premium and Unreimbursed Draws                                                                         129,476.27
                                                                                                                --------------
(R)  Spread Account (up to the Requisite Amount)                                                                 1,263,743.01
                                                                                                                --------------
(S)  Additional Unpaid Standby Servicing Fee                                                                             0.00
                                                                                                                --------------
(T)  Additional Unpaid Indenture Trustee Fee                                                                             0.00
                                                                                                                --------------
(U)  Additional Unpaid Owner Trustee Fee                                                                                 0.00
                                                                                                                --------------
(V)  Interests Advance Recovery Payments                                                                                 0.00
                                                                                                                --------------
(W)  EXCESS YIELD                                                                                                        0.00
                                                                                                                --------------
     BALANCE                                                                                                             0.00
                                                                                                                --------------

                       Bay View Securitization Corporation
                          Bay View 2002 LJ-1 Auto Trust
                       For Payment Date: January 27, 2002
                      For Collection Period: December 2002
                    For Determination Date: January 15, 2002

D.   SPREAD ACCOUNT                                                       SPREAD
                                                                          ACCOUNT
                                                                       --------------
(A)  BEGINNING BALANCE                                                 11,194,602.89
                                                                       --------------
(B)  ADDITIONS TO SPREAD AMOUNT                                         1,263,743.01
                                                                       --------------
(C)  INTEREST EARNED                                                       11,560.58
                                                                       --------------
(D)  DRAWS                                                                      0.00
                                                                       --------------
(E)  REIMBURSEMENT FOR PRIOR DRAWS                                               N/A
                                                                       --------------
(F)  DISTRIBUTION OF FUNDS TO SERVICER                                           N/A
                                                                       --------------
(G)  PRIOR MONTH DISTRIBUTION OF FUNDS TO "IC" CERTIFICATEHOLDER                0.00
                                                                       --------------
(H)  ENDING BALANCE                                                    12,469,906.48
                                                                       --------------
(I)  REQUIRED BALANCE                                                  13,596,327.21
(J)  CURRENT MONTH DISTRIBUTION OF FUNDS TO "IC" CERTIFICATEHOLDER              0.00
                                                                       --------------

E.   CURRENT RECEIVABLES DELINQUENCY

                                                                      NUMBER             BALANCE
     # PAYMENT DELINQUENCY
                                                                      ------------------------------
(A)  30-59                                                              68             1,200,204.13
                                                                      ------------------------------
(B)  60-89                                                              14               344,606.02
                                                                      ------------------------------
(C)  90+                                                                 0                     0.00
                                                                      ------------------------------
(D)  TOTAL                                                              82             1,544,810.15
                                                                      ------------------------------

F.   REPOSSESSIONS

(A)  COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)           25               529,447.91
                                                                      ------------------------------
(B)  AGGREGATE REPOSSESSIONS                                            84             1,732,021.31
                                                                      ------------------------------
(C)  UNLIQUIDATED REPOSSESSIONS                                         25               529,447.91
                                                                      ------------------------------

G.   PAYAHEAD RECONCILIATION

(A)  BEGINNING BALANCE                                                                   125,537.88
                                                                                       -------------
(B)  DEPOSIT                                                                              37,116.33
                                                                                       -------------
(C)  WITHDRAWAL                                                                                0.00
                                                                                       -------------
(D)  ENDING BALANCE                                                                      162,654.21
                                                                                       -------------

PERFORMANCE TEST

H. DELINQUENCY RATIO  (30+)

                                                   DELINQUENT
                                                      MONTH                     POOL             DELINQUENCY
     MONTH                                           BALANCE                   BALANCE                %
                                                  ----------------------------------------------------------
(A)  CURRENT                                        1,544,810.15            388,428,809.43         0.3977%
                                                  ----------------------------------------------------------
(B)  1ST PREVIOUS                                     900,038.19            404,562,981.18         0.2225%
                                                  ----------------------------------------------------------
(C)  2ND PREVIOUS                                     637,484.83            419,871,209.90         0.1518%
                                                  ----------------------------------------------------------
(D)  THREE MONTH ROLLING AVERAGE                    1,027,444.39            404,287,666.84         0.2541%
                                                  ----------------------------------------------------------

I.   CUMULATIVE DEFAULT RATE                                      MONTH                 ORIGINAL POOL            Default Rate %
                                                                 BALANCE                  BALANCE
                                                              --------------
(A)  Defaulted Receivables (Current Period)                      603,987.29
                                                              --------------
(B)  Cumulative Defaulted Receivables (Prior Month)            1,249,011.72
                                                              -----------------------------------------------------------------
(C)  Cumulative Defaulted Receivables (Current Month)          1,852,999.01           453,210,907.00                     0.41%
                                                              -----------------------------------------------------------------

                                                                  MONTH               ORIGINAL POOL
J.   CUMULATIVE NET LOSS RATE                                    BALANCE                  BALANCE                 Net Loss Rate %
                                                              --------------
(A)  Collection Period Charge-Off receivables                    671,088.57
                                                              --------------
(B)  50% of Purchase Receivables with scheduled payment
     delinquent more than 30 days                                         -
                                                              --------------
(C)  Aggregate Cram Down Losses during period                             -
                                                              --------------
(D)  50% of defaulted Receivables ( not included in
     Collection Period Charge-Off Receivables                             -
                                                              --------------
(E)  Accrued and Unpaid Interest                                          -
                                                              --------------
(F)  Less: Recoveries (current month)                            271,078.77
                                                              --------------
(G)  Net Losses current period                                   400,009.80
                                                              --------------
(H)  Prior Period cumulative net losses                        1,170,010.70
                                                              -----------------------------------------------------------------
(I)  Cumulative Net Losses (current period)                    1,570,020.50           453,210,907.00                     0.35%
                                                              -----------------------------------------------------------------

K.   EXTENSION RATE                                              MONTH BALANCE          POOL BALANCE               Extension Rate %
                                                              ---------------------------------------------------------------------
(A)  Principal Balance of Receivables extended during
     current period (not to exceed 1% of Original Pool
     Balance)                                                      723,919.74          388,428,809.43                   0.19%
                                                              ---------------------------------------------------------------------

L.   LOCKBOX TEST                                                  AMOUNT                       NUMBER
                                                              -----------------------------------------
(A)  Total Payments to Lockbox (Current Month)                   9,590,141.57                   17,695
                                                              -----------------------------------------
(B)  Total Payments (Current Month)                             19,467,766.89                   20,985
                                                              -----------------------------------------
(C)  Lockbox Payment Percentage                                                                 84.32%
                                                                                                -------

M.   FINANCIAL COVENANTS ($000's)
                                                              ----------------
(A)  Monthly BVAC capital (at least $50MM)                             50,000
                                                              ----------------
(B)  Monthly BVAC cash and working capital borrowing
     capacity (at least $5MM)                                              n/a *
                                                              ----------------
(C)  Monthly BVAC net worth (at least $20MM)                           49,060
                                                              ----------------

* Bay View Acceptance Corporation is currently an operating division of Bay View Bank, a commercial bank.

/s/ Angelica Velisano                   APPROVED BY: /s/ Lisa_Staab
------------------------------                       -------------------------
Prepared by: Angelica Velisano                       Lisa Staab
Senior Accounting Analyst                            AVP, Assistant Controller
Bay View Securitization Corp                         Bay View Acceptance Corp